Putnam
International
Growth and Income
Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

International equity markets experienced the same penchant for volatility and resistance to recovery that has characterized the U.S. stock market for the past three years. The effects of this challenging and frustrating environment are reflected in the results of Putnam International Growth and Income Fund for the six months ended December 31, 2002.

Naturally, it is disappointing to report that during the semiannual period the fund underperformed both its benchmark and its Lipper category average. You will find the details on page 6. In the following report, your fund's management team provides a thorough discussion of the reasons behind these results and offers its outlook for the fiscal year's second half.

In difficult environments such as these, it is especially important to look at an investment's long-term results when gauging its prospects going forward. While no one can say for certain what the future holds, we believe that, given the length of the current malaise, history is on the side of a turn for the better in the global marketplace in the months ahead.

Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam, especially as the markets pass through this difficult period. We believe that those who ride out the current turbulence should eventually be rewarded for their patience.

Respectfully yours,

/S/JOHN A. HILL                      /S/GEORGE PUTNAM, III

John A. Hill                         George Putnam, III
Chairman of the Trustees             President of the Funds
February 19, 2003


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam International Value Team

Putnam International Growth and Income Fund had a negative return over its semiannual period, which ended December 31, 2002. The fund underperformed both its benchmark, the Salomon Smith Barney World Ex-U.S. Primary Markets Value Index, and the average return of the funds in its Lipper peer group, the International Funds category. We believe the reasons for underperformance included an overweight position in stocks of European insurers, which suffered a broad-based decline, and weak performance by selected holdings within technology and various other sectors.

Total return for 6 months ended 12/31/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
 -15.99%  -20.86%  -16.32%  -20.48%  -16.23%  -17.06%  -16.16%  -19.13%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* WEAKNESS IN INTERNATIONAL MARKETS CONTINUED

Equity prices declined substantially in many of the world's major markets during the past six months. Economic growth remained lethargic, while investor confidence was further shaken by mounting tensions in the Middle East, the possibility of war in Iraq, a strike by oil producers in Venezuela, and the reopening of North Korea's nuclear facilities. Although the fund participated in market rallies in October and November, gains were diminished somewhat in December, and the fund's six-month return reflected the markets' overall decline.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                13.7%

Oil and gas             8.1%

Pharmaceuticals         7.4%

Insurance               7.0%

Electric utilities      5.7%

Footnote reads:
*Based on net assets as of 12/31/02. Holdings will vary over time.


Financial stocks, which represent a considerable portion of the fund's portfolio, were very troubled. European insurers faced a challenge as equity prices declined. In an environment of declining stock prices, insurance regulators require that insurers enhance the non-equity portion of their reserves. To do this, insurers must sell their already depreciated equities -- often at fire sale prices -- to buy bonds. With so many insurers in the same predicament, the sheer volume of selling precipitated a snowball effect, pushing stock prices down even further. This eroded reserves and shareholder equity, making insurers vulnerable to ratings downgrades. Companies that we had previously viewed as rock solid were ultimately affected, including Munich Re, Allianz, and Swiss Re. The value of insurance stocks tumbled even though, for many of these companies, problems could be traced to the regulatory requirements rather than to fundamental weaknesses. Because we remained concerned about their underlying solvency, we sold the fund's positions in Munich Re and Allianz late in 2002 as they experienced a brief rally. Overall, the portfolio's positions in poorly performing European insurance stocks detracted from returns for the period.

In October and November, the technology sector rebounded sharply. Nevertheless, over the six-month period ending in December, performance numbers for the sector were largely negative. In relative terms, the portfolio benefited from having an underweight position in this sector. It benefited also from owning Samsung Electronics, which, despite the industry downturn, increased its share of the global cell phone market and maintained its profit margins in its core semiconductor business.

Overall, the retail sector disappointed, with back-to-school and holiday sales revenues coming in considerably below expectations. The fund's retail holdings declined accordingly.

Fund Profile

Putnam International Growth and Income Fund invests primarily in undervalued stocks of mid- and large-cap foreign companies. It seeks capital growth, with current income as a secondary objective. It may be appropriate for investors seeking exposure to international equities.


* A VARIETY OF INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY

Relatively strong performance from National Bank of Canada and Allied Irish Banks made a significant contribution to the fund's returns. Both provide basic banking services, while Allied Irish also is involved in commercial banking and stock-brokerage services. The fund purchased shares of both companies when they were out of favor, and benefited as their outlooks improved. Shares of National Bank of Canada lost ground when it embarked on an unpopular expansion program. When the company disposed of its interests in central Canada, the stock recovered. Meanwhile, Allied Irish Banks suffered when one of its traders was found to be involved in currency trading fraud. Due to their aggressive response, which included court action against the trader and high-level management changes, the company was able to regain investors' interest and the stock recovered.

Automaker Nissan performed well, as investors rewarded the company for being ahead of schedule with its cost reduction, restructuring, and product rejuvenation plans.

Several utilities stood out for having contributed to returns. Among them were Tokyo Gas (Japan), Electrabel (Belgium), Hong Kong Electric, and Scottish and Southern Energy (United Kingdom). The high price of electricity in Japan has enabled natural gas companies to garner a larger slice of the energy pie. Tokyo Gas, the predominant company in the Tokyo area, is therefore enjoying what we believe to be a growth trend and an improving balance sheet. In general, utilities holdings were solid performers with steady cash flows that provided the portfolio with price stability and an income stream.

Vivendi Universal, a conglomerate based in France, pulled out of a difficult period punctuated by intense negative publicity that led to the downfall of its CEO. Under new leadership, the company narrowly avoided bankruptcy by refinancing debt, and selling assets to raise cash. Its recovery was a positive factor that contributed to fund performance.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Novartis AG
Switzerland
Pharmaceuticals

Nestle SA
Switzerland
Food

HSBC Holdings PLC
United Kingdom
Banking

BP PLC
United Kingdom
Oil and gas

Shell Transport & Trading Co. PLC
United Kingdom
Oil and gas

Unilever PLC
United Kingdom
Consumer goods

Telefonica SA
Spain
Telecommunications

E.On AG
Germany
Electric utilities

Nokia OYJ
Finland
Communications

Diageo PLC
United Kingdom
Beverage

Footnote reads:
These holdings represent 24.3% of the fund's net assets as of 12/31/02. Portfolio holdings will vary over time.


While these stocks, as well as others mentioned in this report, were viewed favorably as of the end of the reporting period, all are subject to review in accordance with the fund's investment strategy, and our opinion of them may change in the future.

* MANAGERS ARE POSITIONING FOR A MODERATE ECONOMIC ACCELERATION

We believe that uncertainty is likely to rule international equities markets in coming months. Current political situations are generating widespread uneasiness that tends to make markets more volatile. Still, after two years of below-average economic growth in world markets, we anticipate a re-acceleration of growth, led by the United States, emerging markets in Asia, and to a limited extent, European markets (excluding Germany).

We have added to the fund's technology positions, particularly in the area of mobile phones. With regards to other technologies, we expect that capital spending will increase somewhat as businesses begin to upgrade outdated equipment. With only moderate demand for their products, tech manufacturers are likely to have continued difficulties with pricing. The portfolio maintains its slightly overweight position in consumer cyclicals stocks. Also, because credit issues remain a concern, the portfolio remains somewhat underexposed in the financial sector relative to the benchmark.

From a geographic perspective, we believe that emerging markets currently offer the most interesting investment opportunities, and the portfolio invests approximately 5% in these areas. Relative to its benchmark, the portfolio is slightly less exposed to the United Kingdom, where the economy continues to decelerate, and to Japan, which, in our opinion, must execute significant changes if it is to remedy persistent deflation.

As always, we screen the market for the best opportunities to invest in companies that, in our opinion, have strong fundamentals, sustainable cash flows, attractive valuations, and improving prospects. We are cautiously positioning the portfolio to take advantage of market developments while monitoring risk exposures.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility.

The fund is managed by the Putnam International Value Team. The members of the team are George Stairs (Portfolio Leader), Pamela Holding
(Portfolio Member), and Omid Kamshad.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended December 31, 2002. Performance should always be considered in light of a fund's investment strategy.




TOTAL RETURN FOR PERIODS ENDED 12/31/02

                         Class A            Class B           Class C          Class M
(inception dates)       (8/1/96)           (8/1/96)          (2/1/99)          (8/1/96)
                       NAV     POP        NAV    CDSC       NAV    CDSC       NAV     POP
-------------------------------------------------------------------------------------------
6 months             -15.99%  -20.86%  -16.32%  -20.48%  -16.23%  -17.06%  -16.16%  -19.13%
-------------------------------------------------------------------------------------------
1 year               -14.33   -19.21   -14.94   -19.17   -14.96   -15.80   -14.80   -17.77
-------------------------------------------------------------------------------------------
5 years               -4.75   -10.25    -8.31    -9.67    -7.93    -7.93    -7.13   -10.34
Annual average        -0.97    -2.14    -1.72    -2.01    -1.64    -1.64    -1.47    -2.16
-------------------------------------------------------------------------------------------
Life of fund          24.69    17.53    18.79    18.79    19.19    19.19    20.78    16.54
Annual average         3.50     2.55     2.72     2.72     2.77     2.77     2.99     2.42
-------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/02

                      SSB World Ex-U.S.
                    Primary Markets Value      Consumer
                          Index               price index
-------------------------------------------------------------
6 months                 -14.66%                 1.06%
-------------------------------------------------------------
1 year                   -12.83                  2.43
-------------------------------------------------------------
5 years                   -4.71                 12.24
Annual average            -0.96                  2.34
-------------------------------------------------------------
Life of fund               5.98                 15.67
Annual average             0.91                  2.29
-------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes of this fund.

LIPPER INFORMATION:

The average annualized return for the 832 funds in the Lipper
International Funds category over the 6 months ended 12/31/02 was -15.40%. Over the 1-, 5-, and life-of-fund periods ended 12/31/02, annualized returns for the category were -16.67%, -2.63%, and -0.21%, respectively.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/02

                   Class A         Class B       Class C          Class M
------------------------------------------------------------------------------
Distributions
(number)              1               1             1                1
------------------------------------------------------------------------------
Income             $0.097          $0.033        $0.038           $0.050
------------------------------------------------------------------------------
Capital gains         --              --            --               --
------------------------------------------------------------------------------
  Total            $0.097          $0.033        $0.038           $0.050
------------------------------------------------------------------------------
Share value:     NAV     POP         NAV           NAV          NAV     POP
------------------------------------------------------------------------------
6/30/02         $8.77   $9.31       $8.62         $8.70       $8.72   $9.04
------------------------------------------------------------------------------
12/31/02         7.27    7.71        7.18          7.25        7.26    7.52
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Salomon Smith Barney World Ex-U.S. Primary Markets Value Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries, excluding the U.S., chosen for their value orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
December 31, 2002 (Unaudited)

COMMON STOCKS (98.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Airlines (1.5%)
-------------------------------------------------------------------------------------------------------------------
            626,000 Deutsche Lufthansa AG (Germany) (NON)                                                $5,918,325
          1,578,063 Qantas Airways, Ltd. (Australia)                                                      3,402,761
                                                                                                      -------------
                                                                                                          9,321,086

Automotive (4.4%)
-------------------------------------------------------------------------------------------------------------------
            172,500 Bayerische Motoren Werke (BMW) AG (Germany)                                           5,240,073
            234,500 Denso Corp. (Japan)                                                                   3,848,053
             46,700 Honda Motor Co., Ltd. (Japan)                                                         1,727,880
          1,012,000 Nissan Motor Co., Ltd. (Japan)                                                        7,898,121
            108,024 Peugeot SA (France)                                                                   4,404,765
            136,700 Toyota Motor Corp. (Japan)                                                            3,675,289
                                                                                                      -------------
                                                                                                         26,794,181

Banking (13.7%)
-------------------------------------------------------------------------------------------------------------------
            356,241 ABN AMRO Holdings NV (Netherlands)                                                    5,823,861
            612,405 Allied Irish Banks PLC (Ireland)                                                      8,263,792
          1,302,029 Barclays PLC (United Kingdom)                                                         8,069,624
            176,651 BNP Paribas SA (France)                                                               7,197,525
            272,700 Canadian Imperial Bank of Commerce (Canada)                                           7,512,758
            364,800 Danske Bank A/S (Denmark)                                                             6,030,860
          3,306,273 Grupo Financiero BBVA Bancomer SA de CV (Mexico) (NON)                                2,500,250
          1,646,158 HSBC Holdings PLC (United Kingdom)                                                   18,192,148
            352,897 National Bank of Canada (Canada)                                                      7,215,657
            114,139 Societe Generale (France)                                                             6,647,016
            492,000 United Overseas Bank, Ltd. (Singapore)                                                3,348,097
            329,324 Westpac Banking Corp. (Australia)                                                     2,549,379
                                                                                                      -------------
                                                                                                         83,350,967

Basic Materials (1.5%)
-------------------------------------------------------------------------------------------------------------------
            480,000 Asahi Glass Co., Ltd. (Japan)                                                         2,941,087
            210,591 Compagnie de Saint Gobain (France)                                                    6,178,409
                                                                                                      -------------
                                                                                                          9,119,496

Beverage (2.2%)
-------------------------------------------------------------------------------------------------------------------
            851,928 Diageo PLC (United Kingdom)                                                           9,257,177
            574,827 SABMiller PLC (United Kingdom)                                                        4,085,449
                                                                                                      -------------
                                                                                                         13,342,626

Broadcasting (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,332,378 Granada PLC (United Kingdom)                                                          2,994,343

Chemicals (2.1%)
-------------------------------------------------------------------------------------------------------------------
             88,362 Akzo-Nobel NV (Netherlands)                                                           2,802,873
            132,300 BASF AG (Germany)                                                                     4,983,724
             87,436 Syngenta AG (Switzerland)                                                             5,063,482
                                                                                                      -------------
                                                                                                         12,850,079

Commercial and Consumer Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
            686,800 Toppan Printing Co., Ltd. (Japan)                                                     5,169,089

Communications Equipment (2.1%)
-------------------------------------------------------------------------------------------------------------------
            598,256 Nokia OYJ (Finland)                                                                   9,510,413
          4,402,800 Telefonaktiebolaget LM Ericsson AB Class B (Sweden) (NON)                             3,084,716
                                                                                                      -------------
                                                                                                         12,595,129

Conglomerates (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,506,601 Brambles Industries, Ltd. (Australia)                                                 6,632,717
              8,994 Haw Par Corp., Ltd. (Singapore)                                                          16,909
            226,360 Vivendi Universal SA (France)                                                         3,655,426
                                                                                                      -------------
                                                                                                         10,305,052

Construction (2.0%)
-------------------------------------------------------------------------------------------------------------------
            177,400 CRH PLC (Ireland)                                                                     2,187,213
             21,949 Holcim, Ltd. Class B (Switzerland)                                                    3,985,531
             82,613 Lafarge (France)                                                                      6,224,042
                                                                                                      -------------
                                                                                                         12,396,786

Consumer Cyclicals (1.5%)
-------------------------------------------------------------------------------------------------------------------
                500 Matsushita Electric Industrial Co. (Japan)                                                4,930
            147,900 Sony Corp. (Japan)                                                                    6,182,756
             37,370 Swatch Group AG (The) Class B (Switzerland)                                           3,108,985
                                                                                                      -------------
                                                                                                          9,296,671

Consumer Finance (1.1%)
-------------------------------------------------------------------------------------------------------------------
            208,600 Acom Co., Ltd. (Japan)                                                                6,856,637

Consumer Goods (4.1%)
-------------------------------------------------------------------------------------------------------------------
            293,000 KAO Corp. (Japan)                                                                     6,432,912
            412,401 Reckitt Benckiser PLC (United Kingdom)                                                7,999,792
          1,116,452 Unilever PLC (United Kingdom)                                                        10,621,833
                                                                                                      -------------
                                                                                                         25,054,537

Electric Utilities (5.7%)
-------------------------------------------------------------------------------------------------------------------
            237,846 E.On AG (Germany)                                                                     9,583,557
             25,638 Electrabel SA (Belgium)                                                               6,227,802
          1,174,500 Hong Kong Electric Holdings, Ltd. (Hong Kong)                                         4,443,102
            469,909 Iberdrola SA (Spain)                                                                  6,582,558
            264,110 Korea Electric Power Corp. (South Korea)                                              4,064,773
            355,741 Scottish and Southern Energy PLC (United Kingdom)                                     3,894,169
                                                                                                      -------------
                                                                                                         34,795,961

Electrical Equipment (0.4%)
-------------------------------------------------------------------------------------------------------------------
            805,286 ABB, Ltd. (Switzerland) (NON)                                                         2,289,499

Electronics (3.0%)
-------------------------------------------------------------------------------------------------------------------
             76,100 Celestica, Inc. (Canada) (NON)                                                        1,062,230
            421,509 Koninklijke (Royal) Philips Electronics NV (Netherlands)                              7,386,233
             24,900 Rohm Co., Ltd. (Japan)                                                                3,170,999
             23,610 Samsung Electronics Co., Ltd. (South Korea)                                           6,251,931
                420 Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)                                       515
                                                                                                      -------------
                                                                                                         17,871,908

Engineering & Construction (0.8%)
-------------------------------------------------------------------------------------------------------------------
            756,550 Saipem SpA (Italy)                                                                    5,056,811

Financial (2.4%)
-------------------------------------------------------------------------------------------------------------------
            214,010 Dexia (Belgium)                                                                       2,656,553
            120,400 Orix Corp. (Japan)                                                                    7,762,832
            552,900 Sampo OYJ Class A (Finland)                                                           4,206,145
                                                                                                      -------------
                                                                                                         14,625,530

Food (3.5%)
-------------------------------------------------------------------------------------------------------------------
            100,603 Nestle SA (Switzerland)                                                              21,324,372

Forest Products and Packaging (1.5%)
-------------------------------------------------------------------------------------------------------------------
            143,400 Svenska Cellulosa AB SCA Class B (Sweden)                                             4,842,313
            139,079 UPM-Kymmene OYJ (Finland)                                                             4,465,629
                                                                                                      -------------
                                                                                                          9,307,942

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------------------------------------------
            209,800 Electrolux AB Class B (Sweden)                                                        3,313,329

Insurance (7.0%)
-------------------------------------------------------------------------------------------------------------------
            201,800 ACE, Ltd. (Bermuda)                                                                   5,920,812
            176,083 Fortis (Belgium)                                                                      3,078,166
            290,202 ING Groep NV (Netherlands)                                                            4,914,775
              1,230 Millea Holdings, Inc. (Japan)                                                         8,853,097
            657,000 Mitsui Sumitomo Insurance Co., Ltd. (Japan)                                           3,023,363
            251,200 Sun Life Financial Svcs. of Canada, Inc. (Canada)                                     4,247,358
             66,941 Swiss Reinsurance Co. (Switzerland)                                                   4,392,352
             16,713 Swiss Reinsurance Co. 144A (Switzerland)                                              1,096,628
             44,000 XL Capital, Ltd. Class A (Bermuda)                                                    3,399,000
             39,166 Zurich Financial Svcs. AG (Switzerland)                                               3,655,078
                                                                                                      -------------
                                                                                                         42,580,629

Lodging/Tourism (1.4%)
-------------------------------------------------------------------------------------------------------------------
             81,163 Accor SA (France)                                                                     2,457,843
          2,186,157 Hilton Group PLC (United Kingdom)                                                     5,877,190
                                                                                                      -------------
                                                                                                          8,335,033

Machinery (0.5%)
-------------------------------------------------------------------------------------------------------------------
            169,900 Atlas Copco AB Class B (Sweden)                                                       3,014,937

Medical Technology (0.5%)
-------------------------------------------------------------------------------------------------------------------
              4,847 Synthes-Stratec, Inc. (Switzerland)                                                   2,973,491

Metals (3.3%)
-------------------------------------------------------------------------------------------------------------------
            347,677 Arcelor (Luxembourg) (NON)                                                            4,275,661
          1,100,680 BHP Billiton PLC (United Kingdom)                                                     5,878,194
            108,400 Companhia Vale do Rio Doce (CVRD) ADR (Brazil)                                        3,133,844
            106,500 Inco, Ltd. (Canada) (NON)                                                             2,250,408
             46,920 Pohang Iron & Steel Co., Ltd. (South Korea)                                           4,669,050
                                                                                                      -------------
                                                                                                         20,207,157

Natural Gas Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,850,000 Tokyo Gas Co., Ltd. (Japan)                                                           5,800,253

Office Equipment & Supplies (0.9%)
-------------------------------------------------------------------------------------------------------------------
            144,000 Canon, Inc. (Japan)                                                                   5,425,032

Oil & Gas (8.1%)
-------------------------------------------------------------------------------------------------------------------
          2,515,078 BP PLC (United Kingdom)                                                              17,288,259
            187,100 EnCana Corp. (Canada)                                                                 5,777,513
            259,708 ENI SpA (Italy)                                                                       4,128,551
            100,600 Petroleo Brasileiro SA ADR (Brazil)                                                   1,502,964
          2,035,314 Shell Transport & Trading Co. PLC (United Kingdom)                                   13,400,674
             23,593 TotalFinaElf SA Class B (France)                                                      3,369,310
             26,000 YUKOS ADR (Russia)                                                                    3,614,000
                                                                                                      -------------
                                                                                                         49,081,271

Pharmaceuticals (7.4%)
-------------------------------------------------------------------------------------------------------------------
             83,249 AstraZeneca PLC (United Kingdom)                                                      2,975,116
            178,000 Daiichi Pharmaceutical Co., Ltd. (Japan)                                              2,554,859
            163,055 GlaxoSmithKline PLC (United Kingdom)                                                  3,128,832
            767,276 Novartis AG (Switzerland)                                                            28,003,381
            102,900 Takeda Chemical Industries, Ltd. (Japan)                                              4,301,593
            136,300 Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                           3,951,724
                                                                                                      -------------
                                                                                                         44,915,505

Railroads (0.5%)
-------------------------------------------------------------------------------------------------------------------
             77,900 Canadian National Railway Co. (Canada)                                                3,218,670

Retail (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,666,948 Dixons Group PLC (United Kingdom)                                                     3,891,007
            466,153 GUS PLC (United Kingdom)                                                              4,329,884
            163,120 Next PLC (United Kingdom)                                                             1,933,980
          1,783,521 Tesco PLC (United Kingdom)                                                            5,569,957
                                                                                                      -------------
                                                                                                         15,724,828

Software (0.5%)
-------------------------------------------------------------------------------------------------------------------
            969,789 Misys PLC (United Kingdom)                                                            2,747,653

Telecommunications (5.1%)
-------------------------------------------------------------------------------------------------------------------
             31,320 KT Corp. (South Korea)                                                                1,339,116
              2,818 NTT DoCoMo, Inc. (Japan)                                                              5,201,365
            916,732 Portugal Telecom SGPS SA (Portugal)                                                   6,300,621
            783,000 Telecom Italia SpA (Italy)                                                            5,940,184
            247,541 Telecom Italia SpA 144A (Italy)                                                       1,877,955
          1,127,904 Telefonica SA (Spain) (NON)                                                          10,095,337
                                                                                                      -------------
                                                                                                         30,754,578

Tobacco (1.3%)
-------------------------------------------------------------------------------------------------------------------
            781,636 BAT Industries PLC (United Kingdom)                                                   7,807,613

Toys (0.4%)
-------------------------------------------------------------------------------------------------------------------
            236,300 SEGA Corp. (Japan) (NON)                                                              2,330,139

Water Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
            162,830 Vivendi Environnement (France)                                                        3,796,454
                                                                                                      -------------
                    Total Common Stocks (cost $669,660,052)                                            $596,745,274


WARRANTS (0.7%) (a) (NON) (cost $4,153,268)
NUMBER OF WARRANTS
-------------------------------------------------------------------------------------------------------------------
             95,723 Korea Telecom Corp. Structured Call Warrants
                    (issued by UBSAG), expiration 12/01/03 (South Korea)                                 $4,097,997

SHORT-TERM INVESTMENTS (1.2%) (a) (cost $7,613,717)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $7,616,139 Short-term investments held as collateral for loaned securities with yields ranging from 1.23% to 1.45%
                    and due dates ranging from January 2, 2003
                    to February 18, 2003 (d)                                                             $7,613,717
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $681,427,037)                                              $608,456,988
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $606,981,040.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at December 31, 2002:
      (as a percentage of Market Value)

          Australia         2.1%
          Belgium            2.0
          Bermuda            1.6
          Canada             5.2
          Denmark            1.0
          Finland            3.0
          France             7.3
          Germany            4.3
          Ireland            1.7
          Italy              2.8
          Japan             16.2
          Netherlands        3.5
          Portugal           1.0
          South Korea        3.4
          Spain              2.8
          Sweden             2.4
          Switzerland       12.6
          United Kingdom    23.3
          Other              3.8
                            ----
          Total           100.0%

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $7,264,634 of securities
on loan (identified cost $681,427,037) (Note 1)                                $608,456,988
-------------------------------------------------------------------------------------------
Cash                                                                              3,361,894
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,937,286
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,090,269
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      609,326
-------------------------------------------------------------------------------------------
Total assets                                                                    618,455,763

Liabilities
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,983,620
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,194,268
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          135,115
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        58,345
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,423
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              435,290
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                7,613,717
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               52,945
-------------------------------------------------------------------------------------------
Total liabilities                                                                11,474,723
-------------------------------------------------------------------------------------------
Net assets                                                                     $606,981,040

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $916,568,816
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (421,316)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (236,226,879)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (72,939,581)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $606,981,040

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($321,285,521 divided by 44,187,722 shares)                                           $7.27
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.27)*                                $7.71
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($238,798,362 divided by 33,272,305 shares)**                                         $7.18
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($22,095,279 divided by 3,048,919 shares)**                                           $7.25
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($17,656,243 divided by 2,432,982 shares)                                             $7.26
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.26)*                                $7.52
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($7,145,635 divided by 980,832 shares)                                                $7.29
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2002 (Unaudited)

Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $488,141)                                       $4,614,806
-------------------------------------------------------------------------------------------
Interest                                                                             24,710
-------------------------------------------------------------------------------------------
Securities lending                                                                   29,209
-------------------------------------------------------------------------------------------
Total investment income                                                           4,668,725

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,515,940
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      775,150
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    12,545
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      7,100
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               426,412
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,279,279
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               111,792
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                73,658
-------------------------------------------------------------------------------------------
Other                                                                               338,528
-------------------------------------------------------------------------------------------
Total expenses                                                                    5,540,404
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (584,882)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,955,522
-------------------------------------------------------------------------------------------
Net investment loss                                                                (286,797)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (48,529,490)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                         176,416
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                       (326,756)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                    (72,617,218)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (121,297,048)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(121,583,845)
-------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      December 31               June 30
                                                                             2002*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                            $(286,797)           $5,456,499
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                          (48,353,074)         (122,923,374)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                          (72,943,974)           61,513,059
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (121,583,845)          (55,953,816)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,189,678)           (1,454,170)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,102,179)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                               (114,000)               (3,005)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (120,677)              (23,718)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (114,930)              (15,394)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (44,708,094)          (77,382,741)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (171,933,403)         (134,832,844)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   778,914,443           913,747,287
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment income of $421,316 and undistributed net investment income
of $5,506,945, respectively)                                         $606,981,040          $778,914,443
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                         Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.77        $9.39       $12.80       $12.59       $12.25       $10.76
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .01          .09          .11          .13          .11          .23
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.41)        (.68)       (2.33)        1.81          .98         1.78
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.40)        (.59)       (2.22)        1.94         1.09         2.01
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.03)        (.13)        (.37)        (.25)        (.16)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.00)       (1.36)        (.50)        (.36)
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --           --         (.06)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.10)        (.03)       (1.19)       (1.73)        (.75)        (.52)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.27        $8.77        $9.39       $12.80       $12.59       $12.25
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (15.99)*      (6.25)      (18.25)       16.33         9.87        19.56
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $321,286     $409,602     $483,057     $582,386     $469,726     $409,456
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .69*        1.34         1.29         1.28         1.30         1.36
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .13*        1.03          .99         1.02          .94         1.98
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.34*      142.72       113.10        82.07        88.09        53.57
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                         Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $9.26       $12.65       $12.49       $12.18       $10.72
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.02)         .02          .03          .03          .02          .14
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.39)        (.66)       (2.29)        1.79          .97         1.78
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.41)        (.64)       (2.26)        1.82          .99         1.92
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.03)          --         (.09)        (.30)        (.18)        (.10)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.00)       (1.36)        (.50)        (.36)
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --           --         (.04)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.03)          --        (1.13)       (1.66)        (.68)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.18        $8.62        $9.26       $12.65       $12.49       $12.18
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (16.32)*      (6.91)      (18.83)       15.41         9.04        18.68
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $238,798     $310,734     $371,489     $488,654     $445,472     $414,609
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.07*        2.09         2.04         2.03         2.05         2.11
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.25)*        .28          .23          .25          .19         1.21
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.34*      142.72       113.10        82.07        88.09        53.57
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                     Six months
                                        ended                                         For the period
Per-share                            December 31                                       Feb. 1, 1999+
operating performance                (Unaudited)            Year ended June 30          to June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.70        $9.35       $12.75       $12.57       $11.10
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.02)         .03          .03          .04          .07
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.39)        (.68)       (2.30)        1.80         1.42
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.41)        (.65)       (2.27)        1.84         1.49
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.04)          -- (d)     (.09)        (.30)        (.02)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.00)       (1.36)          --
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --         (.04)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.04)          --        (1.13)       (1.66)        (.02)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.25        $8.70        $9.35       $12.75       $12.57
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (16.23)*      (6.94)      (18.75)       15.50        13.40*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $22,095      $25,717      $26,078      $22,903       $9,163
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.07*        2.09         2.04         2.03          .84*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.25)*        .31          .29          .34          .58*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.34*      142.72       113.10        82.07        88.09
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

  (d) Amount represents less than $0.01 per share.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                        Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.72        $9.36       $12.76       $12.55       $12.22       $10.74
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)         .04          .05          .06          .05          .16
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.40)        (.67)       (2.30)        1.82          .97         1.79
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.41)        (.63)       (2.25)        1.88         1.02         1.95
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.05)        (.01)        (.10)        (.31)        (.19)        (.11)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.00)       (1.36)        (.50)        (.36)
------------------------------------------------------------------------------------------------------------------
From return
of capital                                --           --         (.05)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.05)        (.01)       (1.15)       (1.67)        (.69)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.26        $8.72        $9.36       $12.76       $12.55       $12.22
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (16.16)*      (6.75)      (18.65)       15.83         9.24        18.95
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $17,656      $24,751      $29,681      $40,648      $36,291      $38,832
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .94*        1.84         1.79         1.78         1.80         1.86
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.12)*        .52          .47          .51          .40         1.40
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.34*      142.72       113.10        82.07        88.09        53.57
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                 Six months
                                   ended                    For the period
Per-share                       December 31    Year ended    Oct. 2, 2000+
operating performance           (Unaudited)      June 30      to June 30
---------------------------------------------------------------------------
                                    2002           2002           2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                $8.79          $9.39         $11.75
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)            .02            .11            .12
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                (1.40)          (.67)         (1.28)
---------------------------------------------------------------------------
Total from
investment operations              (1.38)          (.56)         (1.16)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                   (.12)          (.04)          (.14)
---------------------------------------------------------------------------
From net realized gain
on investments                        --             --          (1.00)
---------------------------------------------------------------------------
From return
of capital                            --             --           (.06)
---------------------------------------------------------------------------
Total distributions                 (.12)          (.04)         (1.20)
---------------------------------------------------------------------------
Net asset value,
end of period                      $7.29          $8.79          $9.39
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)            (15.70)*        (5.91)        (10.90)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $7,146         $8,111         $3,443
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .57*          1.09            .77*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            .24*          1.43           1.06*
---------------------------------------------------------------------------
Portfolio turnover (%)             32.34*        142.72         113.10
---------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam International Growth and Income Fund ("the fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Effective October 1, 2002, a redemption fee of 1.00% may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A.; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2002, the value of securities loaned amounted to $7,264,634. The fund received cash collateral of $7,613,717 which is pooled with collateral of other Putnam funds into 26 issuers of high grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2002, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2002, the fund had a capital loss carryover of approximately $151,774,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on June 30, 2010. Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending
June 2003 approximately $24,086,000 of losses recognized during the period November 1, 2001 to June 30, 2002.

The aggregate identified cost on a tax basis is $693,441,116, resulting in gross unrealized appreciation and depreciation of $7,858,303 and $92,842,431, respectively, or net unrealized depreciation of $84,984,128.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54 % of the next $5 billion, and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2002, the fund's expenses were reduced by $584,882 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,292 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended December 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $25,602 and $351 from the sale of class A and class M shares, respectively, and received $225,607 and $1,772 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2002, Putnam Retail Management, acting as underwriter received $63,983 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $205,254,661 and $255,999,382, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At December 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class A                                     Shares                  Amount
---------------------------------------------------------------------------
Shares sold                               34,461,241          $260,611,727
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             548,202             3,946,613
---------------------------------------------------------------------------
                                          35,009,443           264,558,340

Shares repurchased                       (37,506,261)         (286,691,521)
---------------------------------------------------------------------------
Net decrease                              (2,496,818)         $(22,133,181)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 74,219,145        $635,627,627
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               173,128           1,380,584
---------------------------------------------------------------------------
                                            74,392,273         637,008,211

Shares repurchased                         (79,150,553)       (683,383,090)
---------------------------------------------------------------------------
Net decrease                                (4,758,280)       $(46,374,879)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,360,593         $25,083,865
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               139,398             991,125
---------------------------------------------------------------------------
                                             3,499,991          26,074,990

Shares repurchased                          (6,294,401)        (46,639,353)
---------------------------------------------------------------------------
Net decrease                                (2,794,410)       $(20,564,363)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,092,695         $60,113,273
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             7,092,695          60,113,273

Shares repurchased                         (11,139,473)        (94,308,836)
---------------------------------------------------------------------------
Net decrease                                (4,046,778)       $(34,195,563)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,383,836         $25,460,629
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                12,570              90,250
---------------------------------------------------------------------------
                                             3,396,406          25,550,879

Shares repurchased                          (3,302,674)        (25,100,891)
---------------------------------------------------------------------------
Net increase                                    93,732            $449,988
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,080,379         $52,109,779
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                   292               2,447
---------------------------------------------------------------------------
                                             6,080,671          52,112,226

Shares repurchased                          (5,915,151)        (50,936,774)
---------------------------------------------------------------------------
Net increase                                   165,520          $1,175,452
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    459,214          $3,491,125
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                15,905             114,363
---------------------------------------------------------------------------
                                               475,119           3,605,488

Shares repurchased                            (879,774)         (6,701,598)
---------------------------------------------------------------------------
Net decrease                                  (404,655)        $(3,096,110)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,167,762          $9,962,884
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,808              22,597
---------------------------------------------------------------------------
                                             1,170,570           9,985,481

Shares repurchased                          (1,504,998)        (12,887,539)
---------------------------------------------------------------------------
Net decrease                                  (334,428)        $(2,902,058)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    303,667          $2,488,694
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                16,233             114,930
---------------------------------------------------------------------------
                                               319,900           2,603,624

Shares repurchased                            (261,738)         (1,968,052)
---------------------------------------------------------------------------
Net increase                                    58,162            $635,572
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    690,912          $6,079,119
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,936              15,394
---------------------------------------------------------------------------
                                               692,848           6,094,513

Shares repurchased                            (136,819)         (1,180,206)
---------------------------------------------------------------------------
Net increase                                   556,029          $4,914,307
---------------------------------------------------------------------------

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

[PHOTO OMITTED: SAMUEL PUTNAM]

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


SERVICES FOR SHAREHOLDERS


HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and  Principal Executive Officer

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Steven D. Krichmar
Vice President and  Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA024-84117  2CE/2CG/2CH   2/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam International Growth and Income Fund
Supplement to Semiannual Report dated 12/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/02

                                                              NAV

6 months                                                   -15.70%
1 year                                                     -13.83
5 years                                                     -3.90
Annual average                                              -0.79
Life of fund (since class A inception, 8/1/96)              25.81
Annual average                                               3.64

Share value:                                                  NAV

6/30/02                                                     $8.79
12/31/02                                                    $7.29

----------------------------------------------------------------------------
Distributions:    No.     Income     Capital gains     Total
                  1       $0.119         --           $0.119
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.